Securities Act Registration No. 333-204808

Investment Company Act Registration No. 811-23066

As filed with the Securities and Exchange Commission on September 7, 2017

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 72

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒	Amendment No. 75

(Check appropriate box or boxes.)

Northern Lights Fund Trust IV

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Omaha, NE 68154

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 614-469-3361 (fax)	Jennifer Farrell Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2734 (phone) (631) 813-2884 (fax)

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

() Immediately upon filing pursuant to paragraph (b)

() On (date) pursuant to paragraph (b)

() 60 days after filing pursuant to paragraph (a)(1)

() On (date) pursuant to paragraph (a)(1)

(X) 75 days after filing pursuant to paragraph (a)(2)

() On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

() This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Orange Structured Credit Value Fund

Investor Class Shares – [ ] Institutional Class Shares – [ ] Class A Shares – [ ]

PROSPECTUS

November [ ], 2017

Advised by:

Orange Investment Advisors, LLC

243 W. Park Avenue, Suite 201

Winter Park, FL 32789

[Website]

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY- Orange Structured Credit Value Fund	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	13
Investment Objective	13
Principal Investment Strategies	13
Other Investment Strategies
Principal Investment Risks	14
Other Risks	14
Portfolio Holdings Disclosure	21
MANAGEMENT	21
Investment Adviser	21
Portfolio Managers	22
HOW SHARES ARE PRICED	22
HOW TO PURCHASE SHARES	23
HOW TO REDEEM SHARES	24
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	26
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	27
DISTRIBUTION OF SHARES	27
Distributor	27
Distribution Fees	27
Additional Compensation to Financial Intermediaries	28
Householding	28
FINANCIAL HIGHLIGHTS	28
Privacy Notice	29

FUND SUMMARY – Orange Structured Credit Value Fund

Investment Objective: The Fund seeks to provide a high level of risk-adjusted current income and capital appreciation while preserving capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	[ ]	[ ]	[ ]
Interest Expense	[ ]	[ ]	[ ]
Dividend Expenses on Short Sales	[ ]	[ ]	[ ]
Remaining Other Expenses	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses (1)	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses	[ ]	[ ]	[ ]
Fee Waiver and Reimbursement(2)	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses After Fee Waiver	[ ]	[ ]	[ ]

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
(2)	The Fund's adviser, has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November [ ], 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed [ ]%, [ ]% or [ ]% of the Fund's average daily net assets attributable to Class A, Investor Class, and Institutional Class shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the time the fees were waived or reimbursed), if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust's Board of Trustees, on 60 days' written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Class A
Investor Class
Institutional Class

Portfolio Turnover: The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

1

Principal Investment Strategies: Orange Investment Advisors, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in structured credit securities including but not limited to non-agency residential mortgage-backed securities (RMBS), agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), collateralized mortgage obligation securities (CMO) and collateralized loan obligations (CLO). The Fund, consistent with its value approach, seeks to invest in structured credit securities providing undervalued cash flows within markets the Adviser deems inefficient. Sectors within structured credit markets may be inefficient at times because of the lack of market indices, difficulty of price discovery, investor base fragmentation, multiplicity and diversity of bond structures and issues, analytical complexity and inconsistency of credit assumptions amongst investors. The Fund seeks to outperform both the Barclays Capital U.S. Aggregate Bond Index and the Barclays U.S. MBS Index with lower volatility than those indices.

Under normal conditions, the Fund expects to invest a significant portion of its assets in non-agency RMBS, including bonds backed by collateral ranging from Subprime to Prime. Subprime loans have a higher risk of default than loans to prime borrowers and therefore carry higher interest rates. The criteria which cause a borrower to be considered subprime vary across lending institutions but generally include a relatively high default probability indicated by a low FICO score of 660 or below, high debt service-to-income ratio of 50% or greater, two or more 30-day delinquencies in the last 12 months or one or more 60 day delinquency in the last 24 months, or bankruptcy in the last 5 years. The criteria for prime borrows varies across lending institutions but in general include good to excellent credit score (700 or better), no late mortgage or rent payments in the last two years, no collections or judgements in the last two years, debt to income ratio of 35% or below, fully documented income and asset statements, and stable line of work and steady income stream. These bonds may be senior or subordinated in the capital structure of their respective securitization deal and may have fixed or floating rate coupons. For example, a subprime mezzanine floating rate RMBS would be a bond backed by subprime loans, possible subordinated to one or more bonds in the deal, and with a floating rate coupon. The Fund may also invest a significant portion of its assets in, among other things, agency MBS, CMO, and derivatives such as stripped MBS and inverse floaters, agency and small balance CMBS, ABS backed by student loans, auto loans, or more esoteric collateral, non-USD MBS securities and CLO. When investing Fund assets in these securities, the Adviser analyzes their expected future cashflows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life.

The Adviser, using a quantitative analysis model, projects cashflows of structured credit securities and values such cashflows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading. The Adviser’s proprietary quantitative model considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. Portfolio turnover will be driven by the Adviser selling securities that have reached their price/valuation targets or it believes have become overvalued and replacing them with securities it believes to be undervalued, thus offering the Fund better relative value and performance expectations. The Adviser may also sell and replace securities as necessary to rebalance and align the portfolio with its overall risk parameter targets. The Fund’s annual portfolio turnover rate will generally be greater than 50% but less than 100%.

To manage risk, the Adviser relies primarily on its own analysis of the credit quality and other risks associated with individual structured credit securities and other fixed-income securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Adviser utilizes the results of this analysis, supplemented with third party research in an attempt to minimize credit risk and to identify securities, issuers, industries or sectors that it believes are undervalued thus offering potentially attractive returns or yields relative to the Adviser’s assessment of their overall risk characteristics.

The Fund seeks to minimize its portfolio’s interest rate risk by maintaining a short to intermediate average portfolio duration (i.e., within a zero to three (0 to 3) year range), as calculated by the Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. In addition, the Adviser manages the liquidity of the Fund’s structured credit securities at both the individual security level and the portfolio level, using a proprietary technique that attempts to optimize the tradeoff between the yield and liquidity of the portfolio.

In pursuing its objective, the Fund may sell securities short from time to time, generally in conjunction with long positions with similar characteristics for the purposes of managing interest rate or credit spread risk or for exploiting relative value differences between two securities, not for predicting the overall direction of the market. The Fund may also employ To Be Announced (“TBA”) mortgage-backed securities for these short selling activities or to take a long position. TBA sales are forward-settling

2

sales of agency MBS where the underlying pools of mortgage loans are not known at the time of the original transaction, but are announced just before settlement based on a “cheapest-to-deliver” algorithm.

The Fund may invest without limit in options, futures and swaps (including interest rate swaps, credit default swaps, total return swaps and swaptions) and TBA securities as part of hedging strategies designed to manage interest rate, credit spread and other risks. The fund may deploy credit derivatives such as long/short CMBX and ABX index positions to express relative value views within CMBS and ABS markets and to hedge credit spread risk at the overall portfolio level. The CMBX and ABX are indices measuring the performance of certain tranches of mortgage-backed securities and asset-backed securities, respectively. The Fund may also utilize leverage (i.e., borrow against a line of credit) subject to the limits of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may invest without limit in securities that are rated below investment grade. The Adviser defines investment grade securities as those that are rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), for example, or are rated investment grade by any other Nationally Recognized Statistical Rating Organization (NRSRO), or if unrated, determined by the Adviser to be of comparable quality.

The Fund may invest a significant portion of its assets in Rule 144A securities, as a significant portion of current issuance in the ABS and MBS markets are 144A.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears through investments. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Asset-Backed Securities Risk. Asset-Backed Securities (ABS) and other securitized debt are subject to interest rate risk, prepayment risk, credit risk, liquidity risk and other risks. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline due to rising interest rates. Prepayment risk is the risk that the principal on a debt security may be repaid faster or slower than anticipated, resulting in a negative impact on its valuation depending on the price and other characteristics of the security. Credit risk is the risk that borrowers do not make timely principal and interest payments on the loans that back ABS held by the Fund, negatively impacting their value. Liquidity risk is the risk of losses due to the sale of illiquid securities below fair value, which may occur if there is not sufficient time to sell the security at an advantageous price.

Basis Risk. Basis risk refers to, among other things, the lack of the desired or expected correlation between a hedging instrument or strategy and the underlying assets being hedged. This results in reduced effectiveness of the hedging instrument or strategy, which adversely effects the Fund in terms of increased hedging costs or reduced risk mitigation.

Call Risk. Certain fixed income securities including ABS and MBS are callable prior to their scheduled maturity date. In the case where the Fund owns securities that are callable at a price which is lower than the current market price of the bond, the Fund risks losing that difference in value if the call option is exercised. ABS and MBS are securitized by pools of loans which are generally callable by the borrower at par, known as a prepayment. To the extent that such prepayments occur faster or slower than expected, the security’s value could be adversely affected, resulting in a negative impact on the Fund.

Collateralized Loan Obligations Risks. A Collateralized Loan Obligation (CLO) is a trust typically collateralized by a pool of loans. A Collateralized Bond Obligation (CBO) is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. A Collateralized Debt Obligation (CDO) is a trust backed by other types of assets representing obligations of various parties. For CLO, CBO and other CDO, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield, including the “equity” tranche which is the first loss piece, serving to protect the other more senior tranches from default in all but the most severe circumstances. Despite the protection from the equity tranche, more senior tranches of CLO, CBO and other CDO are still exposed to substantial credit risk. CLO, CBO and other CDO are generally unregistered private placements governed by Rule 144A, and thus, have additional liquidity risk. CLO, CBO and other CDO carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to CLO, CBO or other CDO managers; (iv) the risk associated with the Fund investing in CLO, CBO or other CDO that are subordinate to other classes; and (v) the complexity of the structure of the security may produce disputes with the issuer or unexpected investment results.

Commercial Mortgage-Backed Securities Risk. CMBS are subject to the general risks described under Mortgage-Backed Securities herein. More specifically, their real estate risk is that of commercial real estate, which may be more susceptible to

3

economic conditions, including tenant demand, than residential real estate, which is generally owner-occupied. In addition, CMBS deals tend to have more highly concentrated exposures to certain large underlying loans than do residential MBS, which tend to have more homogeneous, diversified collateral.

Concentration Risk. To the extent the Fund focuses its investments in residential and commercial mortgage-backed securities, it will have a concentrated exposure to the real estate market, both residential and commercial. While that exposure may be diversified geographically, the recent mortgage crisis proved that all geographic real estate markets can become correlated under certain extreme conditions. In general, to the extent the Fund invests a large percentage of its assets in any particular geographic sector of the ABS or MBS market, the Fund may be more susceptible to risk factors affecting such types of securities.

Counterparty Risk. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Credit Default Swap Risk. Credit default swaps ("CDS") are generally financial contracts between two parties that transfer credit exposure from one to the other. Typically, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make certain payments to the buyer if a negative credit event occurs, such as default or bankruptcy by the issuer of the underlying debt instrument. The use of CDS involves certain risks not present in ordinary security transactions, such as potentially higher counterparty and concentration risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner. The Fund is subject to credit risk in the event that homeowners or borrowers are unwilling or unable to make timely principal and interest payments on their loans that secure ABS and MBS held by the Fund. The Fund may also invest in high-yield, high-risk securities backed by corporate debt, including “junk bonds”, that are not investment grade and present a greater credit risk than higher quality debt securities. From time to time, credit risk may be substantial for the Fund.

Credit Spread Risk. Credit spread risk is a form of interest rate risk and therefore has all the characteristics of interest rate risk described herein. Specifically, it is the risk of a decline in the value of a fixed income securities due to a rise in the credit spread component of the overall yield of the security. The yield or discount rate can be decomposed into two components—the risk-free rate and the credit spread. Changes in market value of a bond can be explained by changes in one or more of the 1) expected future cashflows, 2) risk free rates, or 3) credit spreads. All else equal, widening (i.e. increasing) credit spreads will cause the bond’s market value to go down and tightening (i.e. decreasing) credit spreads will cause the bonds market value to go up. Credit spreads can be correlated across a large number of bond classes, resulting in underperformance of all credit-sensitive bonds in a credit spread widening market environment. Spread duration is a measure of the sensitivity of a bond to changes in credit spreads and is proportional to a bond’s average life or maturity.

Derivatives Risk. A derivative is a contract that derives its value from the performance of an underlying entity, which can be an asset, index, or interest rate. In addition to all the risks associated with the underlying, a derivative has additional risks because it is a financial contract rather than a security, including counterparty risk, and liquidity risk. In the case where derivatives are used for hedging, lack of the desired or expected correlation between the derivative and the underlying, known as basis risk, would reduce the desired effectiveness of the hedging instrument.

Extension Risk. Extension risk is the risk that principal is repaid slower than expected, resulting in a longer average life than anticipated. ABS and MBS are securitized by pools of loans which are generally callable by the borrower at par, known as a prepayment. Investors generally purchase ABS and MBS based on an assumed prepayment rate. To the extent that such prepayments occur slower than expected, the security’s value could be adversely affected if its market value is below par.

Fixed-Income Securities Risk. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk, liquidity risk and other risks. Interest rate risk is the risk that a rise in interest rates causes a decline in the value of fixed income securities. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the value of that security. Prepayment risk is the risk that the principal on a debt security may be repaid faster or slower than anticipated, potentially resulting in a negative impact to its value or increasing its risk, depending on its characteristics. Liquidity risk is the risk of losses due to the sale of illiquid securities below fair value, which may occur if there is not sufficient time to sell the security at an advantageous price.

Futures Risk. In addition to all the risks associated with the underlying, a future, which is a contract that derives its value from the price performance of an underlying entity, such as an asset, index, or interest rate, has additional risks because it

4

is a financial contract rather than a security, including counterparty risk, and liquidity risk. Where futures are used for hedging, lack of the desired or expected correlation between the future and the underlying, known as basis risk, would reduce the desired effectiveness of the hedging instrument.

Government-Sponsored Entities Risk. Some securities issued by government-sponsored entities, including Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), have either an explicit or implied guarantee as to the timely or ultimate payment of principal and interest. This guarantee could be adversely affected by future legislation impacting the operation of these GSEs.

Hedging Risk. The Fund may invest in options, futures and swaps (including interest rate swaps, credit default swaps, total return swaps and swaptions), TBA securities or short sales as part of hedging strategies designed to manage interest rate, credit spread and other risks in order to reduce overall risk at the portfolio level. However, to the extent that the hedging instrument or strategy lacks the desired or expected correlation with the underlying, basis risk would be encountered and would reduce the desired effectiveness of the hedging instrument or strategy. Hedging also represents a cost to the portfolio which must be evaluated in the context of the expected reduction in risk. There can also be no assurance that all risks in the portfolio can be hedged either cost effectively or at any cost. At the Adviser’s discretion, the Fund may also choose not to use hedging where it is otherwise available.

High Yield (“Junk”) Bond Risk. The Fund may invest in high-yield, high-risk securities backed by corporate debt, including “junk bonds”, that are not investment grade and generally present a greater risk of loss, including default, than higher quality debt securities. High yield bonds involve greater credit risk than investment grade bonds and may also expose the Fund to greater interest rate risk if they have longer durations than investment grade bonds. They may also have more liquidity risk than investment grade bonds with otherwise similar characteristics, particularly if they are "Rule 144A" securities, which are subject to resale restrictions. The Fund may also invest in ABS and MBS securities that are rated below investment grade and, therefore, embody a greater degree of credit risk and liquidity risk. The use of high yield bonds may substantially increase credit risk of the Fund.

Income Distribution Policy Risk. The Fund’s income distribution policy could result in shareholders receiving periodic payments from the Fund that may consist of a return of capital (i.e., from your original investment) rather than net income, which will have the effect of reducing the tax basis of their shares and potentially increasing the taxable gain, if any, upon disposition of their shares.

Interest Rate Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Duration is a measure of the sensitivity of a bond to changes in either risk free rates or overall yield or and is proportional to a bond’s average life or maturity. Therefore, the market price of debt securities with longer maturities will generally increase or decrease more in response to changes in interest rates than shorter-term securities.

Interest Rate Swap Risk. In addition to the typical derivative risks described herein (i.e. counterparty risk, liquidity risk, basis risk, leverage risk), fixed for floating interest rate swaps, a derivative contract between two counterparties which specifies an exchange of payments that are fixed rate or based on an interest rate index, exhibit a significant amount of interest rate risk due to the difference in duration between the two sets of interest payments.

Leverage Risk. To the extent that the Fund utilizes leverage (e.g., borrow against a line of credit) through its investments in derivatives or borrowing, the effects of market volatility on the Fund's share price could be amplified, making the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Limited History of Operations Risk. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. As a result, the Adviser may not achieve its intended result in managing the Fund.

Liquidity Risk. The risk of losses due to the sale of illiquid securities below fair value, which may occur if there is not sufficient time to sell the security at an advantageous price, is called liquidity risk. This negative impact may be amplified in a case where an illiquid security must be liquidated to meet investor redemptions. Factors that can contribute to the illiquidity of fixed income securities in general and certain ABS or MBS securities include, but are not limited to, below investment grade credit rating or other credit impairment, private placement registration, structural complexity, small issue size or lot size resulting in

5

low trading volume, and low loan count within the underlying collateral pool. To the extent the Fund utilizes over the counter derivatives, they are generally less liquid because they are custom contractual agreements between two counterparties.

Management Risk. The Adviser's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Adviser’s tactical allocation of the Fund’s portfolio among its investments. The Adviser's assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's investment strategy will produce the desired results.

Market Risk. Overall bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Mortgage-Backed Securities Risk. Mortgage-Backed Securities (MBS) and other securitized debt are subject to interest rate risk, prepayment risk, credit risk, liquidity risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline due to rising interest rates. Prepayment risk is the risk that the principal on a debt security may be repaid faster or slower than anticipated, resulting in a negative impact on its valuation depending on the characteristics of the security. Credit risk is the risk that borrowers do not make timely principal and interest payments on the loans that back ABS held by the Fund, negatively impacting their value. Liquidity risk is the risk of losses due to the sale of illiquid securities below fair value, which may occur if there is not sufficient time to sell the security at an advantageous price. The Fund is subject to the risks of the real estate market, as the underlying loans securitizing the MBS are themselves collateralized by residential or commercial real estate.

Options Risk. An option is a financial contract which gives the buyer (the owner or holder of the option) the right, but not the obligation, to buy or sell an underlying asset or instrument at a specific strike price on a specified date, depending on the form of the option. An option that conveys to the owner the right to buy at a specific price is referred to as a call; an option that conveys the right of the owner to sell at a specific price is referred to as a put. If the owner chooses to complete the transaction, he “exercises” the option. If exercised, the seller (the writer or issuer of the option) has the corresponding obligation to fulfill the transaction. The market risk of the buyer is limited to the premium he pays for the option. The market risk of the seller can be unlimited in some cases.

Over-the-Counter Derivative Risk. Derivatives which are traded over-the-counter are generally less liquid because they are custom contractual agreements between two counterparties. While there can be a secondary market for over-the-counter derivatives where counterparties can “assign” their interest, liquidity is still limited by the lack of proper documentation between potential counterparties (e.g. ISDA agreement). The over-the-counter derivatives market is also less regulated than the exchange-traded market, resulting in heightened counterparty risk as well.

Portfolio Turnover Risk. The frequency of the Fund's transactions will vary from year to year. Increased portfolio turnover may result in higher dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Fund's portfolio turnover may be significant, as the Fund strategy involves active trading.

Prepayment Risk. Prepayment risk includes both call risk and extension risk. Call risk is the risk that the principal on a debt security may be repaid in whole or in part sooner than anticipated, potentially resulting in loss of some market value in cases where the market value exceeds the call price. Extension risk is the risk that principal is repaid slower than expected, resulting in a longer average life than anticipated, which could cause a decline in value and an increase in sensitivity to interest rate changes.

Real Estate Risk. MBS investments are subject to real estate risk, as the underlying loans securitizing the MBS are themselves collateralized by residential or commercial real estate. In the event real estate prices fall, the credit risk of MBS increases in at least two ways. First, a homeowner or landlord may be more likely to default on a mortgage if the real estate being financed is worth less that the loan balance (i.e. a negative equity position). Second, in the event of a default for whatever reason, the value of the real estate securing the loan would be lower, potentially resulting in a lower recovery.

Regulatory Risk. Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries, or countries. In addition, possible legislation in the area of residential mortgages, credit cards and other consumer loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments.

6

Repurchase Agreements Risk: Risks associated with repurchase agreements are primarily counterparty risk resulting from the other party failing to repurchase the securities in a timely manner, or at all, in the event of a bankruptcy or other default by the seller, causing the Fund to experience delays in liquidating the underlying security and losses in the case of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

Residential Mortgage-Backed Securities Risk. RMBS are subject to the general risks described under Mortgage-Backed Securities herein. Their real estate exposure is to residential real estate, which is generally owner-occupied and subject to macro-economic conditions such as employment and home price appreciation. Borrowers’ ability to pay their mortgage tends to be correlated with employment conditions. Borrowers’ willingness to pay their mortgage tends to be correlated with home price appreciation. In the event real estate prices fall, the credit risk of MBS increases in at least 2 ways. First, a homeowner or landlord may be more likely to default on a mortgage if the real estate being financed is worth less that the loan balance (i.e. a negative equity position). Second, in the event of a default for whatever reason, the value of the real estate securing the loan would be lower, potentially resulting in a lower recovery. While Agency RMBS have little or no credit risk due to their explicit or implicit government guarantees as to the payment of principal and interest, they can have very high prepayment risk. Non-Agency RMBS, on the other hand, are subject to credit risk which may range from minimal to substantial.

Reverse Repurchase Agreements Risk. Risks associated with repurchase agreements are primarily counterparty risk resulting from the other party failing to sell back the securities in a timely manner, or at all, in the event of a bankruptcy or other default by the seller, resulting in a loss of value to the Fund.

Rule 144A Securities Risk. Because Rule 144(a) securities are subject to certain restrictions on secondary market trading, they may be less liquid than registered, publicly traded securities. Therefore, Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

Short Selling Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker defaults or declares bankruptcy. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

Sub-Prime Mortgage Risk. The loan collateral backing some non-agency RMBS may be considered "subprime" at the time of loan origination based on the credit quality of the borrower, making it more likely to default than loans considered "prime". The overall credit risk of non-agency RMBS is a function of a number of factors, primarily the seniority of the bond in the capital structure, the amount and type of credit enhancement, and the type and performance of the loan collateral. Therefore, all else equal with respect to seniority and credit enhancement, non-agency RMBS backed by subprime collateral pose more credit risk to the Fund than those backed by prime loan collateral.

Swap Risk. In addition to the typical derivative risks described herein (i.e. counterparty risk, liquidity risk, basis risk, leverage risk), a swap, which is a derivative in which two counterparties agree to exchange streams of cash flows based on one party's chosen financial instrument for those of the other party's chosen financial instrument, entails all the risks embodied by the underlying financial instruments involved.

Swaptions Risk. A swaption is an option granting its owner the right but not the obligation to enter into an underlying swap. Although options can be traded on a variety of swaps, the term "swaption" typically refers to options on interest rate swaps. Swaptions therefore entail all of the risks of options, swaps, and the underlying financial instruments involved in the swap.

TBA Securities Risk. The Fund may buy or sell To Be Announced (“TBA”) securities, particularly in the case of Agency mortgage-backed securities, for which there is an extremely active, liquid market. TBA MBS are forward-settling trades where the underlying pools of mortgage loans are not known at the time of the original transaction but that meet specified terms and are announced just before settlement based on a “cheapest-to-deliver” algorithm. These transactions are essentially futures transactions, involve when-issued securities, and can be short sales. Therefore, they involve all the risks associated with those

7

instruments and transactions, described herein.

Total Return Swaps. A total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment. Total return swaps allow the party receiving the total return to gain exposure and benefit from a reference asset without owning it. These swaps are essentially a way to gain leveraged exposure to the reference asset at a potentially favorable financing rate. Risks involved in total return swaps include counterparty risk, leverage risk, and all of the risks inherent in the reference asset.

When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Also, a when-issued security transaction has potentially more counterparty risk than a regularly settling trade because of the potentially extended settlement period, which increases the risk that the other party to the when-issued transaction fails to consummate the trade, resulting in a loss to the Fund or missed opportunity to profit from the trade.

Performance: Because the Fund does not have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting [WEBSITE] or by calling 1-[ ].

Investment Adviser: Orange Investment Advisers, LLC

Portfolio Managers: Jay Menozzi and Boris Peresechensky have served the Fund as its portfolio managers since it commenced operations in 2017.

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund for Class A shares is $[ ], and the minimum subsequent investment is $[ ], the minimum initial investment in the Fund for Investor Class shares is $[ ] for all account types, and the minimum subsequent investment is $[ ], and the minimum initial investment for Institutional Class shares is $[ ] for all account types and the minimum subsequent investment is $[ ]. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of risk-adjusted current income and capital appreciation while preserving capital.

Principal Investment Strategies: Orange Investment Advisors, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in structured credit securities including but not limited to non-agency residential mortgage-backed securities (RMBS), agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), collateralized mortgage obligation securities (CMO) and collateralized loan obligations (CLO). The Fund, consistent with its value approach, seeks to invest in structured credit securities providing undervalued cash flows within markets the Adviserdeems inefficient. Sectors within structured credit markets may be inefficient at times because of the lack of market indices, difficulty of price discovery, investor base fragmentation, multiplicity and diversity of bond structures and issues, analytical complexity and inconsistency of credit assumptions amongst investors. The Fund seeks to outperform both the Barclays Capital U.S. Aggregate Bond Index and the Barclays U.S. MBS Index with lower volatility than those indices.

Under normal conditions, the Fund expects to invest a significant portion of its assets in non-agency RMBS, including bonds backed by collateral ranging from Subprime to Prime. Subprime loans have a higher risk of default than loans to prime borrowers and therefore carry higher interest rates. The criteria which cause a borrower to be considered subprime vary across lending institutions but generally include a relatively high default probability indicated by a low FICO score of 660 or below, high debt service-to-income ratio of 50% or greater, two or more 30-day delinquencies in the last 12 months or one or more 60 day delinquency in the last 24 months, or bankruptcy in the last 5 years. The criteria for prime borrows varies across lending institutions but in general include good to excellent credit score (700 or better), no late mortgage or rent payments in the last two years, no collections or judgements in the last two years, debt to income ratio of 35% or below, fully documented income and asset statements, and stable line of work and steady income stream. These bonds may be senior or subordinated in the capital structure of their respective securitization deal and may have fixed or floating rate coupons. For example, a subprime mezzanine floating rate RMBS would be a bond backed by subprime loans, possible subordinated to one or more bonds in the deal, and with a floating rate coupon. The Fund may also invest a significant portion of its assets in, among other things, agency MBS, CMO, and derivatives such as stripped MBS and inverse floaters, agency and small balance CMBS, ABS backed by student loans, auto loans, or more esoteric collateral, non-USD MBS securities and CLO. When investing Fund assets in these securities, the Adviser analyzes their expected future cashflows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life.

The Adviser, using a quantitative analysis model, projects cashflows of structured credit securities and values such cashflows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading. The Adviser’s proprietary quantitative model considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. Portfolio turnover will be driven by the Adviser selling securities that have reached their price/valuation targets or it believes have become overvalued and replacing them with new securities it believes to be undervalued, thus offering the Fund better relative value and performance expectations. The Adviser may also sell and replace securities as necessary to rebalance and align the portfolio with its overall risk parameter targets. The Fund’s annual portfolio turnover rate will generally be greater than 50% but less than 100%.

To manage risk, the Adviser relies primarily on its own analysis of the credit quality and other risks associated with individual structured credit securities and other fixed-income securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Adviser utilizes the results of this analysis, supplemented with third party research in an attempt to minimize credit risk and to identify securities, issuers, industries or sectors that it believes are undervalued thus offering potentially attractive returns or yields relative to the Adviser’s assessment of their overall risk characteristics.

The Fund seeks to minimize its portfolio’s interest rate risk by maintaining a short to intermediate average portfolio duration (i.e., within a zero to three (0 to 3) year range), as calculated by the Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. In addition, the Adviser manages the liquidity of the Fund’s structured credit securities at both the individual security level and the portfolio level, using a proprietary technique that attempts to optimize the tradeoff between the yield and liquidity of the portfolio.

9

The Fund may sell securities short from time to time, generally in conjunction with long positions with similar characteristics for the purposes of managing interest rate or credit spread risk or for exploiting relative value differences between two securities, not for predicting the overall direction of the market. The Fund may also employ To Be Announced (“TBA”) mortgage-backed securities for these short selling activities or to take a long position. TBA sales are forward-settling sales of agency MBS where the underlying pools of mortgage loans are not known at the time of the original transaction, but are announced just before settlement based on a “cheapest-to-deliver” algorithm.

The Fund may invest without limit in options, futures and swaps (including interest rate swaps, credit default swaps, total return swaps and swaptions) and TBA securities as part of hedging strategies designed to manage interest rate, credit spread and other risks. The fund may deploy credit derivatives such as long/short CMBX and ABX index positions to express relative value views within CMBS and ABS markets and to hedge credit spread risk at the overall portfolio level. The CMBX and ABX are indices measuring the performance of certain tranches of mortgage-backed securities and asset-backed securities, respectively. The Fund may also utilize leverage (i.e., borrow against a line of credit) subject to the limits of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may invest without limit in securities that are rated below investment grade. The Adviser defines investment grade securities as those that are rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), for example, or are rated investment grade by any other Nationally Recognized Statistical Rating Organization (NRSRO), or if unrated, determined by the Adviser to be of comparable quality.

The Fund may invest a significant portion of its assets in Rule 144A securities, as a significant portion of current issuance in the ABS and MBS markets are 144A.

Other Investment Strategies: From time to time, the Fund may invest in other investment companies, including exchange-traded funds (ETF) and business development companies (BDC). From time to time, the Fund may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PRINCIPAL INVESTMENT RISKS

The following describes the risks the Fund bears through investments. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Asset-Backed Securities Risk. Asset-Backed Securities (ABS) and other securitized debt are subject to a number of risks associated with these types of securities, including, but not limited to, interest rate risk, prepayment risk, credit risk, liquidity risk and other risks, each described separately herein, as well as summarized below. The Fund is subject to interest rate risk, which is the risk that bond prices overall, including the prices of securities held by the Fund, will decline due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The Fund is subject to prepayment risk, which includes both call risk and extension risk. Call risk is the risk that the principal on a debt security may be repaid in whole or in part sooner than anticipated. Extension risk is the risk that principal is repaid slower than expected, resulting in a longer average life than anticipated. Either of these can reduce the expected return of the bond, depending on its price and other characteristics. The Fund is subject to credit risk, which is the risk that borrowers do not make timely principal and interest payments on their loans that back ABS held by the Fund. Liquidity risk is the risk of losses due to the sale of illiquid securities below fair value, which may occur if there is not sufficient time to sell the security at an advantageous price. Factors contributing to the illiquidity of certain ABS securities include, but are not limited to, below investment grade credit rating or other credit impairment, structural complexity, small issue size or lot size, and low loan count within the underlying collateral pool. The Fund is subject to the risks of the general credit conditions in the consumer loan market, as the underlying loans securitizing the ABS include student loans, automobile loans and credit card receivables, as well as more esoteric consumer loans and other credit-based assets.

Basis Risk. Basis risk refers to, among other things, the lack of the desired or expected correlation between a hedging instrument or strategy and the underlying assets being hedged. This results in reduced effectiveness of the hedging instrument or strategy, which adversely effects the Fund in terms of increased hedging costs or reduced risk mitigation.

Call Risk. Certain fixed income securities are callable prior to their scheduled maturity date. This presents a risk to the Fund in the case where it owns securities that are callable at a price which is lower than the current market price of the

10

bond, the exercise of which would result in a loss of that difference. ABS and MBS are securitized by pools of loans which are generally callable by the borrower at par. As individual borrowers independently decide whether or not to call their loans, each loan called results in a partial call of the ABS or MBS, also known as a prepayment. Investors generally purchase ABS and MBS based on an assumed prepayment rate. To the extent that such prepayments occur faster than expected, the security’s value could be adversely affected if its market value is above par. ABS and MBS can also be callable at the security level when the deal pays down to some pre-determined balance. This is known as a “clean-up call” and presents the same call risks as described above.

Collateralized Loan Obligations Risk. A Collateralized Loan Obligation (CLO) is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Collateralized Bond Obligation (CBO) is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately-issued mortgage related securities, trust preferred securities and emerging market debt. Collateralized Debt Obligations (CDO) are trusts backed by other types of assets representing obligations of various parties. CLO, CBO and other CDO may charge management fees and administrative expenses. For CLO, CBO and other CDO, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which is the first loss piece, serving to protect the other more senior tranches from default in all but the most severe circumstances. Because of this credit enhancement, senior tranches of CLO, CBO, and other CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite credit enhancement, CLO, CBO or other CDO tranches can experience substantial losses due to higher than expected defaults, decrease in tranche market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO, CBO or other CDO securities as a class. The risks of an investment in a CLO, CBO or other CDO depend largely on the type of the collateral and the class of the instrument in which the Fund invests. Normally, CLO, CBO and other CDO are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLO, CBO and other CDO may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CLO, CBO and other CDO allowing them to qualify for Rule 144A under the Securities Act of 1933, as amended (“Securities Act”). In addition to the normal risks associated with fixed-income instruments discussed elsewhere in this prospectus (e.g., prepayment risk, credit risk, liquidity risk, market risk, interest rate risk and default risk), CLO, CBO and other CDO carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to CLO, CBO or other CDO managers; (iv) the risk associated with the Fund investing in CLO, CBO or other CDO that are subordinate to other classes; and (v) the complexity of the structure of the security may produce disputes with the issuer or unexpected investment results.

Commercial Mortgage-Backed Securities Risk. CMBS are subject to the general risks described under Mortgage-Backed Securities herein. More specifically, their real estate risk is that of commercial real estate, which may be more susceptible to economic conditions, including tenant demand, than residential real estate, which is generally owner-occupied. In addition, CMBS deals tend to have more highly concentrated exposures to certain large underlying loans than do residential MBS, which tend to have more homogeneous, diversified collateral.

Concentration Risk. To the extent the Fund focuses its investments in residential and commercial mortgage-backed securities, it will have a concentrated exposure to the real estate market, both residential and commercial. While that exposure may be diversified geographically, the recent mortgage crisis proved that all geographic real estate markets can become correlated under certain extreme conditions. In general, to the extent the Fund invests a large percentage of its assets in any particular sector of the ABS or MBS market, the Fund may be more susceptible to risk factors affecting such types of securities.

Counterparty Risk. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Credit Default Swap Risk. Credit default swaps ("CDS") are generally financial contracts between two parties that transfer credit exposure from one to the other. Typically, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make certain payments to the buyer if a negative credit event occurs, such as default or bankruptcy by the issuer of the underlying debt instrument. The use of CDS involves certain risks not present in ordinary security transactions, such as potentially higher counterparty and concentration risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner. Certain

11

MBS may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, ABS may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The Fund is subject to credit risk in the event that homeowners or borrowers are unwilling or unable to make timely principal and interest payments on their loans that secure ABS and MBS held by the Fund. The Fund may also invest in high-yield, high-risk securities backed by corporate debt, including “junk bonds”, that are not investment grade and generally present a greater risk of loss, including default, than higher quality debt securities. From time to time, credit risk may be substantial for the Fund.

Credit Spread Risk. Credit spread risk is a form of interest rate risk and therefore has all the characteristics of interest rate risk described herein. Specifically, it is the risk of a decline in the value of a fixed income securities due to a rise in the credit spread component of the overall yield of the security. The yield of a fixed income security is the discount rate that equates the present value of all expected future cash flows to the market value of the security. The yield or discount rate can be decomposed into two components—the risk-free rate and the credit spread. The risk-free rate can be observed from the U.S. Treasury securities market for the full spectrum of maturities. Given the market value of a bond and the risk free rates for all maturities, the credit spread can be solved for mathematically. Changes in market value of a bond can be explained by changes in one or more of the 1) expected future cashflows, 2) risk free rates, or 3) credit spreads. All else equal, widening (i.e. increasing) credit spreads will cause the bond’s market value to go down and tightening (i.e. decreasing) credit spreads will cause the bonds market value to go up. Credit spreads can be correlated across a large number of bond classes, resulting in underperformance of all credit-sensitive bonds in a credit spread widening market environment. Spread duration is a measure of the sensitivity of a bond to changes in credit spreads and is proportional to a bond’s average life or maturity.

Derivatives Risk. A derivative is a contract that derives its value from the performance of an underlying entity, which can be an asset, index, or interest rate, and is often simply called the "underlying". Therefore, in addition to all the risks associated with the underlying, because it is a financial contract rather than a security, a derivative has additional risks, including counterparty risk and liquidity risk. Derivatives can be used for a number of purposes, including insuring against price movements (hedging), increasing exposure to price movements (speculating) or getting access to otherwise hard-to-trade assets or markets. In the case of hedging, the intent of the use of derivatives would be to actually reduce risk at the portfolio level. In this case, basis risk, or lack of the desired or expected correlation between the derivative and the underlying, would reduce the desired effectiveness of the hedging instrument.

Extension Risk. Extension risk is the risk that principal is repaid slower than expected, resulting in a longer average life than anticipated. ABS and MBS are securitized by pools of loans which are generally callable by the borrower at par. As individual borrowers independently decide whether or not to call their loans, each loan called results in a partial call of the ABS or MBS, also known as a prepayment. Investors generally purchase ABS and MBS based on an assumed prepayment rate. To the extent that such prepayments occur slower than expected, the security’s value and risk profile could be adversely affected depending on its market price and other characteristics.

Fixed-Income Securities Risk. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk, liquidity risk and other risks. These risks could affect the value of a particular investment possibly causing the Fund's share price and total return to be reduced and fluctuate more than for other types of investments. Interest rate risk is the risk that a rise in interest rates causes a decline in the value of fixed income securities. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the value of that security. Prepayment risk is the risk that the principal on a debt security may be repaid in whole or in part sooner than anticipated, resulting in the loss of market premium, or that principal is repaid slower than expected, resulting in a longer average life than anticipated. Either of these can reduce the expected return of the bond, depending on its market price and other characteristics. Liquidity risk is the risk of losses due to the sale of illiquid securities below fair value, which may occur if there is not sufficient time to sell the security at an advantageous price.

Futures Risk. A future is a contract that derives its value from the price performance of an underlying entity. The underlying entity can be an asset, index, or interest rate, and is often simply called the "underlying". Therefore, in addition to all the risks associated with the underlying, because it is a financial contract rather than a security, a future has additional risks, including counterparty risk, liquidity risk. Futures can be used for different purposes, but are primarily used for hedging (i.e. insuring against price movements), and speculating (i.e. increasing exposure to price movements for a given amount of capital invested). Where futures are used for hedging, the intent would be to reduce risk at the portfolio level. In this case, basis risk, or lack of the desired or expected correlation between the derivative and the underlying, would reduce the desired effectiveness of the hedging instrument.

Government-Sponsored Entities Risk. Some securities issued by government-sponsored entities, including Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), have either an explicit or implied guarantee as to the timely or ultimate payment of principal and

12

interest. This guarantee could be affected by future legislation impacting the operation of these GSEs.

Hedging Risk. The Fund may invest in options, futures and swaps (including interest rate swaps, credit default swaps, total return swaps and swaptions) and TBA securities as part of hedging strategies designed to manage interest rate, credit spread and other risks. The Fund may also sell securities short from time to time, generally in conjunction with long positions with similar characteristics for the purposes of managing interest rate or credit spread risk. The intent of hedging would be to reduce overall risk at the portfolio level. However, to the extent that the hedging instrument or strategy lacks the desired or expected correlation with the underlying, basis risk would be encountered and would reduce the desired effectiveness of the hedging instrument or strategy. Hedging also represents a cost to the portfolio which must be evaluated in the context of the expected reduction in risk. There can also be no assurance that all risks in the portfolio can be hedged either cost effectively or at any cost. At the Adviser’s discretion, the Fund may also choose not to use hedging where it is otherwise available.

High Yield (“Junk”) Bond Risk. The Fund may invest in high-yield, high-risk securities backed by corporate debt, including “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than investment grade debt securities. High yield bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit risk). An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds, resulting in a greater amount of liquidity risk than investment grade bonds with otherwise similar characteristics. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The Fund may also invest in ABS and MBS securities that are rated below investment grade and, therefore, embody a greater degree of credit risk and liquidity risk. The use of high yield bonds may substantially increase credit risk of the Fund.

Income Distribution Policy Risk. The Fund’s income distribution policy may result in shareholders receiving periodic payments from the Fund that may consist of a return of capital (i.e., from your original investment) rather than net income, which will have the effect of reducing the tax basis of their shares and potentially increasing the taxable gain, if any, upon disposition of their shares.

Interest Rate Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Interest rates can be directly affected by the federal government’s monetary policy. For example, if the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types investments such as equities. Duration is a measure of the sensitivity of a bond to changes in either risk free rates or overall yield and is proportional to a bond’s average life or maturity.

Interest Rate Swap Risk. An interest rate swap is a derivative contract between two counterparties which specifies an exchange of payments that are fixed rate or based on an interest rate index. For example, a fixed for floating swap is where one party will make payments to the other based on an initially agreed fixed rate of interest, to receive in return payments based on a floating interest rate index. Each series of payments is called a “leg”, so this example contains a fixed and a floating leg. The floating index is commonly an interbank offered rate (IBOR) of specific tenor in the appropriate currency, for example 3 month LIBOR in $USD. A number of other parameters must be specified for each leg in order to completely specify the swap, including the notional principal amount (or varying notional schedule), the start and end dates and reset dates, the fixed rate, the chosen floating interest rate index tenor, and day count conventions for interest calculations. In addition to the typical derivative risks described herein (i.e. counterparty risk, liquidity risk, basis risk, leverage risk), fixed for floating interest rate swaps exhibit a significant amount of interest rate risk due to the difference in duration between the fixed and floating legs.

Leverage Risk. To the extent the Fund utilizes leverage (e.g. borrow against a line of credit) through its investments in derivatives or borrowing, the effects of market volatility on the Fund's share price could be amplified, making the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Limited History of Operations Risk. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could

13

result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Adviser's management of individual and institutional accounts. As a result, the Adviser may not achieve its intended result in managing the Fund.

Liquidity Risk. The risk of losses due to the sale of illiquid securities below fair value, which may occur if there is not sufficient time to sell the security at an advantageous price, is called liquidity risk. This presents a risk to the Fund where the Adviser is not able to sell a position at the price at which it is currently marked in the Fund’s NAV calculation. This negative impact may be amplified in a case where an illiquid security must be liquidated to meet investor redemptions. Factors that can contribute to the illiquidity of fixed income securities in general and certain ABS or MBS securities include, but are not limited to, below investment grade credit rating or other credit impairment, private placement registration, structural complexity, small issue size or lot size resulting in low trading volume, and low loan count within the underlying collateral pool. To the extent the Fund utilizes derivatives, they can be exchange-traded, which are generally more liquid because they are based on standardized contracts defined by the exchange, or over the counter, which are generally less liquid because they are custom contractual agreements between two counterparties. While there can be a secondary market for over-the-counter derivatives where counterparties can “assign” their interest, this may be limited by the lack of proper documentation between potential counterparties (e.g. ISDA agreement) or simply by the complexity of the derivative which may make it hard to value.

Management Risk. The Adviser's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Adviser’s tactical allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Adviser's proprietary investment process. The Adviser's assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's investment strategy will produce the desired results.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Mortgage-Backed Securities Risk. Mortgage-Backed Securities (MBS) and other securitized debt are subject to a number of risks associated with these types of securities, including, but not limited to, interest rate risk, prepayment risk, credit risk, liquidity risk, and real estate risk, each described separately herein, as well as summarized below. The Fund is subject to interest rate risk, which is the risk that bond prices overall, including the prices of securities held by the Fund, will decline due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The Fund is subject to prepayment risk, which includes both call risk and extension risk. Call risk is the risk that the principal on a debt security may be repaid in whole or in part sooner than anticipated. Extension risk is the risk that principal is repaid slower than expected, resulting in a longer average life than anticipated. Either of these can reduce the expected return of the bond, depending on its characteristics. The Fund is subject to credit risk, which is the risk that homeowners or borrowers make timely principal and interest payments on their loans that back MBS held by the Fund. Liquidity risk is the risk of losses due to the sale of illiquid securities below fair value, which may occur if there is not sufficient time to sell the security at an advantageous price. Factors contributing to the illiquidity of certain MBS securities include, but are not limited to, below investment grade credit rating or other credit impairment, private placement registration, structural complexity, small issue size or lot size, and low loan count within the underlying collateral pool. The Fund is subject to the risks of the real estate market in the case of MBS investments, as the underlying loans securitizing the MBS are themselves collateralized by residential or commercial real estate. In the event real estate prices fall, the credit risk of MBS increases in at least two ways. First, a homeowner or landlord may be more likely to default on a mortgage if the real estate being financed is worth less that the loan balance (i.e. a negative equity position). Second, in the event of a default for whatever reason, the value of the real estate securing the loan would be lower, potentially resulting in a lower recovery.

Options Risk. An option is a financial contract which gives the buyer (the owner or holder of the option) the right, but not the obligation, to buy or sell an underlying asset or instrument at a specific strike price on a specified date, depending on the form of the option. An option that conveys to the owner the right to buy at a specific price is referred to as a call; an option that conveys the right of the owner to sell at a specific price is referred to as a put. If the owner chooses to complete the transaction, he “exercises” the option. If exercised, the seller (the writer or issuer of the option) has the corresponding obligation to fulfill the transaction. The market risk of the buyer is limited to the premium he pays for the option. The market risk of the seller can be unlimited in some cases.

14

Over-the-Counter Derivative Risk. Derivatives which are traded over-the-counter are generally less liquid because they are custom contractual agreements between two counterparties. While there can be a secondary market for over-the-counter derivatives where counterparties can “assign” their interest, liquidity is still limited by the lack of proper documentation between potential counterparties (e.g. ISDA agreement). The over-the-counter derivatives market is also less regulated than the exchange-traded market, resulting in heightened counterparty risk as well.

Portfolio Turnover Risk. The frequency of the Fund's transactions will vary from year to year. Increased portfolio turnover may result in higher dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Fund's portfolio turnover may be significant, as the Fund strategy involves active trading.

Prepayment Risk. Prepayment risk includes both call risk and extension risk. Call risk is the risk that the principal on a debt security may be repaid in whole or in part sooner than anticipated. Extension risk is the risk that principal is repaid slower than expected, resulting in a longer average life than anticipated, which could cause a decline in value and an increase in sensitivity to interest rate changes. Either of these can reduce the expected return of the bond, depending on its characteristics. ABS and MBS are securitized by pools of loans which are generally callable by the borrower at par. As individual borrowers independently decide whether or not to call their loans, each loan called results in a partial call of the ABS or MBS, also known as a prepayment. Investors generally purchase ABS and MBS based on an assumed prepayment rate. To the extent that such prepayments occur faster than expected, the security’s value could be adversely affected. In the case where the Fund owns securities that are priced above par, faster than expected prepayments would represent call risk, resulting in a loss of that difference. In the case where the Fund owns securities that are priced below par, slower than expected prepayments would represent extension risk which would lengthen the average life of the security, resulting in a decline in value and an increase in sensitivity to further interest rate changes.

Real Estate Risk. MBS investments are subject to real estate risk, as the underlying loans securitizing the MBS are themselves collateralized by residential or commercial real estate. In the event real estate prices fall, the credit risk of MBS increases in at least two ways. First, a homeowner or landlord may be more likely to default on a mortgage if the real estate being financed is worth less that the loan balance (i.e. a negative equity position). Second, in the event of a default for whatever reason, the value of the real estate securing the loan would be lower, potentially resulting in a lower recovery.

Regulatory Risk. Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries. In addition, possible legislation in the area of residential mortgages, credit cards and other consumer loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments.

Repurchase Agreements Risk: Risks associated with repurchase agreements are primarily counterparty risk resulting from the other party failing to repurchase the securities in a timely manner, or at all, in the event of a bankruptcy or other default by the seller, causing the Fund to experience delays in liquidating the underlying security and losses in the case of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

Residential Mortgage-Backed Securities Risk. RMBS are subject to the general risks described under Mortgage-Backed Securities herein. Their real estate exposure is to residential real estate, which is generally owner-occupied and subject to macro-economic conditions such as employment and home price appreciation. Borrowers’ ability to pay their mortgage tends to be correlated with employment conditions. Borrowers’ willingness to pay their mortgage tends to be correlated with home price appreciation. In the event real estate prices fall, the credit risk of MBS increases in at least 2 ways. First, a homeowner or landlord may be more likely to default on a mortgage if the real estate being financed is worth less that the loan balance (i.e. a negative equity position). Second, in the event of a default for whatever reason, the value of the real estate securing the loan would be lower, potentially resulting in a lower recovery. While Agency RMBS have little or no credit risk due to their explicit or implicit government guarantees as to the payment of principal and interest, they can have very high prepayment risk. Non-Agency RMBS, on the other hand, are subject to credit risk which may range from minimal to substantial. The seniority of the bond in the capital structure, the amount and type of credit enhancement, and the type and performance of the loan collateral all contribute to the credit risk. More senior bonds have less leverage to collateral losses than more subordinated bonds. Higher (lower) amounts of credit enhancement in the form of subordination, over-collateralization, or excess interest spread can reduce (increase) credit risk. Lower-quality notes, such as those considered "subprime" are more likely to default than those considered "prime" at the time of loan origination. All three factors contribute to the overall credit risk of a Non-Agency RMBS. For example, the additional credit risk inherent in subprime collateral can be mitigated by owning senior bonds in a deal with sufficient credit enhancement.

Reverse Repurchase Agreements Risk. Risks associated with repurchase agreements are primarily counterparty risk resulting from the other party failing to sell back the securities in a timely manner, or at all, in the event of a bankruptcy or other default by the seller. Since reverse repurchase agreements are generally overcollateralized by the Fund, failure of

15

the counterparty to allow the Fund to repurchase the security could result in the loss of the excess collateral (“haircut”) posted by the Fund. Second, in the case of an increase in the value of the underlying security, the Fund would lose that additional value if the counterparty defaults on the second leg of the trade. Third, even if the counterparty eventually sells the collateral back to the Fund at the agreed upon price, the Fund would lose investment discretion over the security while the Fund is seeking to enforce its rights under the repurchase agreement, possibly resulting in a missed opportunity for the Fund to sell the security at an advantageous price.

Rule 144A Securities Risk. Because Rule 144 securities are subject to certain restrictions on secondary market trading of such securities, they may less liquid than registered, publicly traded securities. Therefore, Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

Short Selling Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker defaults or declares bankruptcy. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Sub-Prime Mortgage Risk. The loan collateral backing some non-agency RMBS may be considered "subprime" at the time of loan origination based on the credit quality of the borrower, making it more likely to default than loans considered "prime". The overall credit risk of non-agency RMBS is a function of a number of factors, primarily the seniority of the bond in the capital structure, the amount and type of credit enhancement, and the type and performance of the loan collateral. More senior bonds have less leverage to collateral losses than more subordinated bonds. Higher (lower) amounts of credit enhancement in the form of subordination, over-collateralization, or excess interest spread can reduce (increase) credit risk. Subprime loans are generally more likely to default than those considered prime. Therefore, all else equal with respect to seniority and credit enhancement, non-agency RMBS backed by subprime collateral pose more credit risk to the Fund than those backed by prime loan collateral.

Swap Risk. In addition to the typical derivative risks described herein (i.e. counterparty risk, liquidity risk, basis risk, leverage risk), swaps which are derivatives in which two counterparties agree to exchange streams of cash flows based on one party's chosen financial instrument for those of the other party's chosen financial instrument, entail all the risks embodied by the underlying financial instruments involved.

Swaptions Risk. A swaption is an option granting its owner the right but not the obligation to enter into an underlying swap. Although options can be traded on a variety of swaps, the term "swaption" typically refers to options on interest rate swaps. Swaptions therefore entail all of the risks of options, swaps, and the underlying financial instruments involved in the swap.

TBA Securities Risk. The Fund may buy or sell To Be Announced (“TBA”) securities, particularly in the case of Agency mortgage-backed securities, for which there is an extremely active, liquid market. TBA MBS are forward-settling trades where the underlying pools of mortgage loans are not known at the time of the original transaction but that meet specified terms and are announced just before settlement based on a “cheapest-to-deliver” algorithm. These transactions are essentially futures transactions, involve when-issued securities, and can be short sales. Therefore, they involve all the risks associated with those instruments and transactions, described herein.

Total Return Swaps. A total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment. Total return swaps allow the party receiving the total return to gain exposure and benefit from a reference asset without owning it. These swaps are

16

essentially a way to gain leveraged exposure to the reference asset at a potentially favorable financing rate. Therefore, high-cost borrowers who seek financing and leverage are natural receivers in total return swaps. Lower cost borrowers with large balance sheets such as banks are natural payers. Risks involved in total return swaps include counterparty risk, leverage risk, and all of the risks inherent in the reference asset.

When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Also, a when-issued security transaction has potentially more counterparty risk than a regularly settling trade because of the potentially extended settlement period, which increases the risk that the other party to the when-issued transaction fails to consummate the trade, resulting in a loss to the Fund or missed opportunity to profit from the trade.

OTHER RISKS

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Underlying Fund Risk. Other investment companies including mutual funds, exchange-traded funds (ETF), and business development companies (BDC) (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, which will be listed in its respective prospectus, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.

MANAGEMENT

Investment Adviser: Orange Investment Advisors, LLC, located at 243 W. Park Avenue, Suite 201, Winter Park, FL 32789, serves as the Fund's investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in 2017. Its only client is the Fund.

Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for managing the Fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the Adviser.

The management fee set forth in the Fund’s Investment Advisory Agreement is 1.00% annually, to be paid on a monthly basis. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes and governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

17

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November [ ], 2018.

Portfolio Managers: Jay Menozzi and Boris Peresechensky have served the Fund as its portfolio managers since it commenced operations in 2017.

Jay Menozzi, CFA. Jay Menozzi has been Chief Investment Officer, Portfolio Manager, with the Adviser since 2017. Prior to joining OIA, Mr. Menozzi held several positions at Semper Capital LP, most recently serving as the firm’s Chief Investment Officer. He has also held positions at APAM Inc., and Harris Corp. Mr. Menozzi holds a BS from the Massachusetts Institute of Technology and a MBA from the Florida Institute of Technology.

Boris Peresechensky, CFA. Boris Peresechensky is a Portfolio Manager, Senior Trader, with the Adviser. Prior to joining the Adviser, Mr. Peresechensky held several positions at Semper Capital LP, working in research and development, structured credit trading, and most recently as a Senior Portfolio Manager/Trader of structured products. Mr. Peresechensky holds a BA from Columbia University.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed and ownership of Fund shares.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). Fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

18

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Fund: Class A shares, Investor Class shares and Institutional Class shares. The Fund offers these three classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below. The main differences between the share classes are sales charges and ongoing fees. There is no sales charge for Investor Class shares or Institutional Class shares. Investor Class Shares and Institutional Class shares each pay an annual fee of up to 0.25% for distribution and shareholder services expenses pursuant to a plan under Rule 12b-1. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. The Fund reserves the right to waive sales charges. All share classes may not be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price, which is NAV plus an initial sales charge as described below, and is subject to 12b-1 distribution fees of up to[ ]% of the average daily net assets of Class A shares. The minimum initial investment in the Class A shares is $[ ] for all types of accounts and there is no minimum subsequent investment. There are no sales charges on reinvested distributions.

Investor Class Shares: Investor Class shares are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund, and are subject to 12b-1 distribution fees of up to [ ]% of the average daily net assets of Investor Class shares. The minimum initial investment in the Investor Class shares is $[ ] for all types of accounts and the minimum subsequent investment is $[ ]. There are no sales charges on reinvested distributions.

Institutional Class Shares: Institutional Class shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Institutional Class shares pay up to [ ]% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Institutional Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in the Institutional Class shares is $[ ]for all types of accounts, and the minimum subsequent investment is $[ ].

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail "Orange Structured Credit Value Fund" c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail " Orange Structured Credit Value Fund " c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

19

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-[ ] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-[ ] for more information about the Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment in the Fund for Investor Class shares is $[ ] for all account types, and the minimum subsequent investment is $[ ], and the minimum initial investment for Institutional Class shares is $[ ] for all account types and the minimum subsequent investment is $[ ]. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive any investment minimum requirement.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the applicable Fund. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

"Good order" means your purchase request includes:

•	the name of the Fund
•	the dollar amount of shares to be purchased
•	a completed purchase application or investment stub
•	check payable to the "Orange Structured Credit Value Fund"

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-[ ] for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail "Orange Structured Credit Value Fund" c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail "Orange Structured Credit Value Fund" c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees,

20

will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on our application. To redeem by telephone, call 1-[ ]. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Fund at 1-[ ] for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued using the Fund’s net asset value pricing procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the applicable Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
21

•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund(s) should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $[ ], the Fund may notify you that, unless the account is brought up to at least $[ ] within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $[ ] due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently use several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s Market Timing Trading Policy;
  Assessing a redemption fee on shares held less than 60 days;
  Reject or limit specific purchase requests; and
  Reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seek to make judgments and applications that are consistent with the interests of Fund shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or redemptions into the Fund.

The Fund reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund are limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing

22

agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains monthly. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, (the “Distributor’) located at 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares, Investor Class shares, and Institutional Class shares (the "Plans"), pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Investor Class shares and Institutional Class shares. For the current fiscal year the Board has authorized a rate of 0.25% and 0.10% for Investor Class shares and Institutional Class shares, respectively.

The Distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

23

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Adviser and their affiliates may each, its own expense and out of its own assets including legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-[ ] on days the Fund are open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Funds at this time. In the future, financial highlights will be presented in this section of the Prospectus.

24

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

25

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust IV does not jointly market.

26

Orange Structured Credit Value Fund

Adviser	Orange Investment Advisors, LLC 243 W. Park Avenue, Suite 201 Winter Park, FL 32789	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	[ ]	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Independent Registered Public Accountant	[ ]

Additional information about the Fund is included in the Fund’s SAI dated November [ ], 2017. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-[ ]. The Fund does not have a website; however information relating to the Fund can be found on the website at [WEBSITE]. You may also write to:

Orange Structured Credit Value Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-23066

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Orange Structured Credit Fund

a Series of Northern Lights Fund Trust IV

Investor Class Shares – [ ]

Institutional Class Shares – [ ]

Class A Shares – [ ]

STATEMENT OF ADDITIONAL INFORMATION

November [ ], 2017

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the combined Prospectus of the Orange Structured Credit Fund (the "Fund") dated November [ ], 2017. The Fund’s Prospectus is hereby incorporate by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semiannual reports without charge by contacting the Fund’s transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-[ ] You may also obtain a Prospectus by visiting the website at [WEBSITE].

TABLE OF CONTENTS

THE FUND	3
INVESTMENT RESTRICTIONS	3
OTHER INVESTMENT POLICIES	5
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	6
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	20
MANAGEMENT	21
CONTROL PERSONS AND PRINCIPAL HOLDERS	25
INVESTMENT ADVISER	26
THE DISTRIBUTOR	29
PORTFOLIO MANAGERS	31
ALLOCATION OF PORTFOLIO BROKERAGE	32
PORTFOLIO TURNOVER	33
OTHER SERVICE PROVIDERS	33
DESCRIPTION OF SHARES	35
ANTI-MONEY LAUNDERING PROGRAM	35
PURCHASE, REDEMPTION AND PRICING OF SHARES	36
TAX STATUS	40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
LEGAL COUNSEL	45
FINANCIAL STATEMENTS	45
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-1

THE FUND

The Orange Structured Credit Value Fund is a diversified series of Northern Lights Fund Trust IV, a Delaware statutory trust organized on June 2, 2015 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund’s investment objective, restrictions, policies and risks are more fully described here and in the Prospectus. The Fund had not commenced operations prior to the date of this SAI. The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers three classes of shares: Class A shares, Investor Class shares, and Institutional Class shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that: (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees andlanguage expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders

1

of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

OTHER INVESTMENT POLICIES

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

2

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity. Rule 144A securities with registration rights are not considered to be illiquid. However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund’s investment adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to Fundamental Investment Restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

With respect to Fundamental Investment Restriction #5, if the Fund invests in one or more investment companies that concentrates its investments in a particular industry, the Fund will examine its other investment company holdings to ensure that the Fund is not indirectly concentrating its investments in a particular industry.

Although Fundamental Investment Restriction #7 reserves for the Fund the ability to make loans, there is no present intent to loan money or portfolio securities and additional disclosure will be provided if such a strategy is implemented in the future.

The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under "Investment Objective”, “Principal Investment Strategies” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

Diversification

The Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security and if

3

the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

Exclusion from Definition of Commodity Pool Operator

Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not currently subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in their ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future the Fund will be more limited in their ability to use these instruments than in the past and these limitations should not have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance, as the Rule 4.5 exemption can be withdrawn at any time.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The following pages contain more detailed information about the types of instruments and transactions in which the Fund may be involved in connection with the strategies Orange Investment Advisors, LLC. (the “Adviser”) employs in pursuit of the Fund’s investment objective and a summary of related risks.

U.S. Government Securities

The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage

4

instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Privately Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage -backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, FHLMC, and FNMA or by pools of conventional mortgages. A fund will limit its investments in privately issued mortgage-related securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

A fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”), and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. The beneficial interests in REMICs in which a fund may invest are known as regular interests. Guaranteed REMIC pass through certificates (REMIC Certificates) issued by GNMA, FHLMC, or FNMA represent

5

beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or GNMA, FHLMC, or FNMA guaranteed mortgage pass through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

Collateralized Mortgage Obligations

A CMO refers to a type of mortgage-backed security that is backed by a pool of mortgages bundled together and sold as an investment. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of Agency mortgage pass-through pools or securities guaranteed by the GNMA, the FHLMC, or the FNMA, and their income streams.

CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass through of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity. Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. However, they are not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately issued CMOs are subject to credit risk due to the possibility of collateral losses exceeding any available credit enhancement to the Private CMO and prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

Asset-Backed Securities

6

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

CLO

CLOs are a type of CDO. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk) and the risks associated with investing in CDOs, CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such

7

enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

CMBS

CMBS are a type of mortgaged-backed security that is secured by mortgages on commercial properties, instead of residential real estate. The underlying loans that get securitized into CMBS include loans for properties such as apartment complexes and buildings, factories, hotels, office buildings and shopping malls. CMBSs are a group of commercial loans on these property types that are bucketed into various tranches. Though these securities are customized, generally they have three or four tranches. Tranches are typically ranked from senior, or highest quality, to lower quality. The highest quality tranches will receive both interest and principal payments and have the lowest risk. The securities are structured so as the tranches go down in rank, they take on more risk and are designed to absorb most of the potential losses that can occur over the life of the security. The lowest tranche in a CMBS's structure will contain the riskiest loans of the portfolio and possibly speculative loans. This securitization process is important for both banks and investors. It allows banks to issues more loans in total, and it gives investors easy access to commercial real estate while giving them more yield than traditional government bonds.

Non-Agency RMBS

Mortgage loans may be either “agency” (i.e. government) or “non-agency” (i.e., private). Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are made by private companies rather than government sponsored enterprises (sometimes referred to as “private label paper”). Additional RMBS products include trusts backed by non-performing or re-performing mortgage loans and loans secured by single family rental properties. Non-performing and re-performing mortgage loans derive their value from the sale of the underlying residential property and potentially from modified mortgage payments to the previously delinquent borrower.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants,

8

which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States experienced unprecedented upheaval from approximately 2007 to 2011. Among other things, the value of residential real estate during that time decreased significantly. This decrease in value was more pronounced in some regions of the country but, overall, prices dropped substantially. Those significant decreases affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages varied due to foreclosures, job losses, and other factors. As a result of those conditions, mortgage-backed securities lost value during that time period, including the “senior” classes of those securities. There can be no assurance that the residential real estate market or home prices will not undergo similar upheaval in the future. Should the residential real estate market in the United States experience similar upheaval as from approximately 2007 to 2011, there may be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

The Fund may invest in other asset-backed debt securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed debt securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed debt securities are not backed by any governmental agency.

Variable and Floating Rate Securities

A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no

9

active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Structured Notes

The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Zero-Coupon Securities

The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Investment Companies

The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the Investment Company Act of 1940, as amended (the “1940 Act”). This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions and for temporary defensive purposes. Investments in the securities of other investment companies may involve duplication of advisory fees

10

and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. However, a fund may rely on exemptive orders obtained by other registered investment companies that permit the Fund to invest in such other investment companies beyond the limits of Section 12(d)(1) and the rules thereunder, subject to certain terms and conditions, including that the Fund enter into an agreement with such other registered investment companies regarding the terms of the investment.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of money market funds purchased by the Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2830 of the Conduct Rules of FINRA on acquired money market fund shares (or the Adviser must waive its advisory fees in amount necessary to offset any sales charge, distribution fee or service fee).

Exchange-Traded Funds.

ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.

11

Fixed-Income Securities

The fund may invest in a variety of debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

REITs

The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under

12

the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Options

Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk

13

of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

14

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its Custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price

15

for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Interest Rate Swaps

The Fund may enter into interest rate swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

Credit Default Swaps

The Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value.

The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under

16

all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Total Return Swaps

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security . or market. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Short Sales

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount

17

deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

High-Yield Securities

The Fund may invest in securities rated lower than BBB by Standard & Poor’s® Ratings Group (“S&P”) or lower than Baa by Moody’s Investors Service©, Inc. (“Moody’s”), or their equivalent. High-yield debt securities generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

The market for high-yield debt securities is generally thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, but are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Adviser will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.

Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.

Corporate Debt Securities

A Fund may invest in corporate debt securities. Corporate debt securities are debt securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small, medium and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest. Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and varying risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from

18

an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt securities may vary based on the priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. The issuer may not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities falls when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Futures Contracts

The Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments

19

underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

To Be Announced (TBA) Market

The Fund may add MBS exposure in the TBA market. The majority of Fannie Mae, Freddie Mae and Ginnie Mae MBS (Agency MBS) are eligible to be sold in the TBA market and most of Agency MBS trading occurs in this forward market which is known as “to be announced” or TBA. In a TBA transaction , the seller of MBS agrees on a sale price and forward settlement date, but does not specify which particular securities will be delivered to the buyer on settlement date. Instead, only a few basic characteristics of MBS securities are confirmed. These characteristics include the agency program type, coupon rate, maturity and face value of the bonds to be delivered. This TBA trading convention enables an extremely heterogeneous market consisting of thousands of different MBS pools backed by millions of individual mortgages to be reduced for trading purposes to only a few liquid contracts. TBA prices, which are publicly observable, also serve as the basis for pricing and hedging a variety of other MBS that do not trade in the TBA market. Similar to Treasury futures, TBAs trade on a “cheapest to deliver” basis as on a settlement date, the seller decides which MBS in their holdings to deliver to the buyer. The seller has a clear incentive to deliver the MBS with the lowest relative value that satisfy the terms of the trade. This incentive is well understood by the TBA buyer, who expects to receive securities of lower value than the average MBS for the same program type, maturity, coupon. TBA trading effectively applies a common cheapest-to-deliver price level to intrinsically diverse set of underlying securities that should have different prepayment and therefore relative value characteristics. Therefore, TBA market transforms what is a fundamentally heterogenous universe of individual mortgages into groups of liquid fixed income instruments.

Dollar Rolls

Dollar roll market is similar to a repurchase agreement (“repo”) where two parties simultaneously agree to exchange a security for cash in the near term and to reverse the exchange at a later date. A dollar roll is a combination of one TBA trade with a simultaneous and offsetting TBA trade with a different settlement date. Dollar rolls are used as a funding and hedging mechanism in Agency MBS market that allows investors and market makers great flexibility in adjusting their positions for either economic or operational reasons. An investor who has bought a TBA but does not want to deal with

20

operational issues of receiving delivering of “cheapest-to-deliver” MBS, could sell an offsetting TBA for that settlement date and simultaneously buy another TBA for a forward settlement date (1 to 6 month forward) and not deal with operational issues while maintaining the same economic exposure. Dollar rolls could also be used as short-term financing at a favorable rate by selling a TBA for one date and buying another TBA for a later date.

Derivatives

The fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities , various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund

21

may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

When-Issued Securities

The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Special Risks Related to Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

22

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, The Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and is prohibited from trading on material non-public information.

Orange Investment Advisors, LLC. Personnel of Orange Investment Advisors, LLC, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

[ ] [ ] is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

[ ] [ ] is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

23

Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect The Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four (4) individuals, each of whom are not "interested persons" (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Joseph Breslin, who has served as the Chairman of the Board since July 2015. The Board of Trustees is comprised of four independent Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board

24

meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Ira Rothblut. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Breslin has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate based, in part, upon his years of service as an officer and/or Trustee to other registered investment companies. Thomas Sarkany is qualified to serve as a Trustee based on his experience in various business and consulting positions, and through his experience from service as a board member of the Trust and other investment companies. Since 2010, he has been the President of a financial services firm and from 1994 through 2010, held various roles at a publicly held company providing financial research, publications and money management services to retail and institutional investors, including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II and has previously served as a director of certain public companies. Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. In addition to his service to the Trust, Mr. Ranson serves as an independent trustee to another mutual fund complex. Mr. Rothblut founded IJR Consulting Corp (IJRCC) in 2003. IJRCC provides preparation and presentation of monthly financial statements, revenue cycle redesign and management, accounting policy and procedure oversight, and supervision and training of onsite Fiscal Directors. He holds the CPA designation, and his in-depth knowledge of GAAP is a benefit to the Board. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

25

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, J.E. Breslin & Co. (management consulting firm to investment advisers), 2009 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust; Trustee, BlueArc Multi-Strategy Fund (since 2014)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (consultant to financial service enterprises, including investment advisors and mutual funds), 2010 – present	1

Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2014), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)

Ira Rothblut Year of Birth: 1969	Independent Trustee since 2015	Founder and President IJR Consulting Corp.(consultant to Federally Qualified Health Centers), 2003 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Partner, Ranson & Associates, strategic analysis and planning, marketing, regulatory and government affairs, and capital formation. 2003 – present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust since November 2012.

26

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012), Vice President, Gemini Fund Services, LLC (2004-2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC, (2011-2014); Assistant Vice President of Fund Administration, BNY Mellon, (2007-2011).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary since 2015.	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Michael Quain Born in 1957	Chief Compliance Officer	Quain Compliance Consulting, LLC (since 2014); Artio Global Management, LLC (formerly Julius Baer), First Vice President & Chief Compliance Officer (2004-2013).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** As of [ ], 2017, the Trust was comprised of [ ] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate

27

action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

Compensation

Effective January 1, 2017, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $12,500, for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in arrears of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.

Additionally, in the event of an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $6,250 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. Prior to January 1, 2017, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $5,000 for his attendance at the regularly scheduled meetings of the Board of Trustees, paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.

None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees are expected to receive from the Trust during the initial fiscal period ending [_____], 2018. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From The Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From Trust and Fund Complex* Paid to Trustees
Joseph Breslin	$2,071	$0	$0	$4,478
Thomas Sarkany	$2,071	$0	$0	$4,478
Ira Rothblut	$2,071	$0	$0	$4,478
Charles Ranson	$2,071	$0	$0	$4,478

Management and Trustee Ownership

As of the date of this SAI, the Trustees and officers, as a group, owned no shares of the Fund or any of the Fund Complex’s outstanding shares.

28

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of the date of this SAI there were no shareholders of record owning 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Orange Investment Advisors, LLC, 243 W. Park Avenue, Suite 201, Winter Park, FL 32789, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in 2017 for the purpose of managing the Fund. As of the date of this SAI, Jay Menozzi and Boris Pereschensky, who each serve as portfolio managers to the Fund, control the Adviser because each owns more than 25% of the membership interests in the Adviser.

Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s investment-related business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting the Fund’s overall investment strategies and asset allocation.

Pursuant to the Advisory Agreement, the Adviser, under the oversight of the Board of Trustees, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel

29

for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and supplemental administrative services necessary for the operation of the Fund. These services include providing assisting in the supervising of relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Fund pays an annual management fee (computed daily and payable monthly) of 1.00% of the Fund’s average daily net assets to the Adviser pursuant to the Advisory Agreement. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least [ ], 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed [ ]%, [ ]%, or [ ]% of the Fund’s average daily net assets attributable to Class A shares, Investor Class shares, and Institutional Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

30

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares (with respect to the Fund). The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser's and proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-[ ]; and (2) on the U.S. Securities and

31

Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-[ ] and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted a Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") for each of Investor Class shares and Institutional Class shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares, Investor Class shares, and Institutional Class shares of the Fund’s average daily net assets attributable to the relevant class. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Fund will bear their own costs of distribution with respect to its shares.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the

32

Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Jay Menozzi and Boris Peresechensky serve as the portfolio managers of the Fund. And as of [ ], 2017, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Jay Menozzi
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

33

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Boris Peresechensky
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or "soft dollars", if any). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Mr. Menozzi and Mr. Peresechensky have ownership interests in the Adviser and will participate in business profits accordingly.

Ownership of Securities

As of the date of this SAI, the portfolio manager owned no shares of the Fund.(we plan to own significant percentage at launch).

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

34

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

  the best net price available;
  the reliability, integrity and financial condition of the broker or dealer;
  the size of and difficulty in executing the order; and
  the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to the Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective as of the date of the Fund’s prospectus and this SAI, and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

35

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting The Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS an asset based fee, which scales downward based upon net assets. The Fund also pay GFS for any out-of-pocket expenses. For the fiscal period ended August 31, 2016, the Fund paid $80,169 for administrative services.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under the Agreement, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended August 31, 2016, the Fund paid $29,710 for fund accounting services.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

36

For such services rendered to the Fund under the Agreement, the Fund pays GFS an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended August 31, 2016, the Fund paid $10,202 for transfer agency services.

Custodian

[ ], (the "Custodian" or “[ ]”), [ ], serves as the custodian of the Fund’s assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee plus an annual asset based fee, which scales downward based upon net assets. The Fund also pays NLCS for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, per-class, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to

37

Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding (on a per-class basis) of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation on the primary exchange, or if there has been no sale on such day, at the mean between the current bid and ask prices on such exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

The Fund’s shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

38

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. This team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has

39

adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

40

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share on a per-class basis (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund’s systematic withdrawal plan; involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser's Chief Compliance Officer.
41

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, The Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of The Fund unless a shareholder elects to receive cash.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing the gains by the amount of any available capital loss carry forwards.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

42

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be able to pay a tax penalty on the portion of income that caused to inadvertently violate Subchapter M or it will be treated as a corporation for federal income tax purposes. If treated as a corporation, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. Shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

A redemption of the Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

43

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, a certain percentage of the Fund’s hedging activities are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

44

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected [ ], located at [ ], as its independent registered public accounting firm for the current fiscal period. The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

45

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, have not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Fund's Annual or Semi-Annual Report without charge by calling the Fund at 1-[ ].

46

Adviser Proxy Voting Policies and Procedures

ORANGE STRUCTURED CREDIT VALUE FUND PROXY VOTING POLICY

[ ]

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(i)	Registrant's Trust Instrument was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Certificate of Trust was previously filed as an exhibit to the Registrant’s Registration Statement on June 8, 2015 and is incorporated by reference.

(b) By-Laws. Registrant's By-Laws was previously filed as an exhibit to the Registrant’s

Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i)	Management Agreement between Anchor Capital Management Group, Inc. and the Registrant with respect to Anchor Tactical Credit Strategies Fund was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Management Agreement between Main Management Fund Advisors, LLC and the Registrant, with respect to the Main BuyWrite Fund was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 in Post-Effective Amendment No. 3 and is incorporated by reference.

(iii)	Management Agreement between Measured Risk Portfolios, Inc. and the Registrant, with respect to the Measured Risk Strategy Fund was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 with Post-Effective Amendment No. 4 and is incorporated by reference.

(iv)	Management Agreement between Tree Ring Capital Management LLC and the Registrant, with respect to the Tree Ring Stock Fund was previously filed as an exhibit to the Registrant’s Registration Statement on March 24, 2016 with Post-Effective Amendment No. 7 and is incorporated by reference.

(v)	Management Agreement between Moerus Capital Management LLC and the Registrant, with respect to the Moerus Worldwide Value Fund was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(vi)	Form of Management Agreement between LGM Capital Management, LLC and the Registrant, with respect to the Low Beta Tactical 500 Fund was previously filed as an exhibit to the Registrant’s Registration Statement on August 26, 2016 with Post-Effective Amendment No. 15 and is incorporated by reference.

(vii)	Management Agreement between Anchor Capital Management Group, Inc. and the Registrant, with respect to the Anchor Tactical Equity Strategies Fund, Anchor Tactical Municipal Strategies Fund, Anchor Tactical Real Estate Fund, Anchor Tactical Equity Strategies VP, Anchor Tactical Municipal Strategies VP, Anchor Tactical Real Estate VP, and Anchor Tactical Credit Strategies VP was previously filed as an exhibit to the Registrant’s Registration Statement on August 31, 2016 with Post-Effective Amendment No. 16 and is incorporated by reference.

(viii)	Management Agreement between Blue Sky Asset Management, LLC and the Registrant, with respect to the QUANTX Risk Managed Growth ETF, QUANTX Risk Managed Multi-Asset Income ETF, QUANTX Risk Managed Real Return ETF, QUANTX Risk Managed Multi-Asset Total Return ETF and QUANTX Dynamic Beta US Equity ETF was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(ix)	Form of Sub-Advisory Agreement between Measured Risk Portfolios, Inc. and Black Peak Capital, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on December 8, 2016 with Post-Effective Amendment No. 27 and is incorporated by reference.

(x)	Management Agreement between Regents Park Funds, LLC and the Registrant, with respect to the Affinity Global Franchise Equity ETF and Anfield Capital Diversified Liquid Alternatives ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 6, 2016 with Post-Effective Amendment No. 21 and is incorporated by reference.

(xi)	Sub-advisory Agreement between Regents Park Funds, LLC and Affinity Investment Advisors, LLC with respect to the Affinity Global Franchise Equity ETF was previously filed as an exhibit to the Registrant’s Registration Statement on May 12, 2017 with Post-Effective Amendment No. 63 and is incorporated by reference.

(xii)	Sub-advisory Agreement between Regents Park Funds, LLC and Anfield Capital Management, LLC with respect to the Anfield Capital Diversified Liquid Alternatives ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 6, 2016 with Post-Effective Amendment No. 21 and is incorporated by reference.

(xiii)	Management Agreement between FormuliaFolio Investments, LLC and the Registrant, with respect to the FormulaFolios Hedged Growth ETF and FormulaFolios Income ETF was previously filed as an exhibit to the Registrant’s Registration Statement on May 5, 2017 with Post-Effective Amendment No. 62 and is incorporated by reference.

(xiii)	Management Agreement between FormuliaFolio Investments, LLC and the Registrant, with respect to the FormulaFolios Smart Growth ETF and FormulaFolios Tactical Income ETF to be filed by subsequent amendment.

(xiv)	Management Agreement between CWM Advisors, LLC dba Inspire and the Registrant, as amended, with respect to the Inspire Global Hope Large Cap ETF, Inspire Small/Mid Cap Impact ETF, Inspire Corporate Bond Impact ETF and Inspire 100 ETF to be filed by subsequent amendment.

(xv)	Management Agreement between Main Management ETF Advisors, LLC and the Registrant, with respect to the Main Sector Rotation ETF was previously filed as an exhibit to the Registrant’s Registration Statement on July 7, 2017 with Post-Effective Amendment No. 66 and is incorporated by reference.

(xvi)	Management Agreement between IQ Capital Strategy, LLC and the Registrant, with respect to the IQ-Striquer Fund to be filed by subsequent amendment.

(xvii)	Management Agreement between Sage Advisory Services, LTD. Co. and the Registrant, with respect to the Sage ESG Intermediate Corporate Bonds ETF to be filed by subsequent amendment.

(xviii)	Management Agreement between Orange Investment Advisors and the Registrant, with respect to the Orange Structured Credit Value Fund to be filed by subsequent amendment.

(e) Underwriting Contracts.

(i)	Underwriting Agreement with Northern Lights Distributors, LLC, was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Underwriting Agreement with Ceros Financial Services was previously filed as an exhibit to the Registrant’s Registration Statement on March 24, 2016 with Post-Effective Amendment No. 7 and is incorporated by reference.

(iii)	Underwriting Agreement with Foreside Fund Services, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(iv)	ETF Underwriting Agreement with Northern Lights Distributors, LLC, was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(i)	Custody Agreement with MUFG Union Bank, N.A. was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Custody Agreement with The Huntington National Bank was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 with Post-Effective Amendment No. 4 and is incorporated by reference.
(iii)	Form of Custody Agreement with The Bank of New York Mellon was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(iv)	Custodian and Transfer Agreement with Brown Brothers Harriman & Co., was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(v)	Custody Agreement with Fifth Third Bank to be filed by subsequent amendment.

(h) Other Material Contracts.

(i)	Fund Services Agreement was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Expense Limitation Agreement between Main Management Fund Advisors, LLC and the Registrant with respect to the Main BuyWrite Fund was previously filed as an exhibit to the Registrant’s Registration Statement on March 28, 2017 with Post-Effective Amendment No. 52 and is incorporated by reference.

(iii)	Expense Limitation Agreement between Measured Risk Portfolios, Inc. and the Registrant with respect to the Measured Risk Strategy Fund was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 with Post-Effective Amendment No. 4 and is incorporated by reference.

(iv)	Expense Limitation Agreement between Anchor Capital Management Group, Inc. and the Registrant with respect to Anchor Tactical Credit Strategies Fund previously filed as an exhibit to the Registrant’s Registration Statement on January 11, 2016 with Post-Effective Amendment No. 5 and is incorporated by reference.

(v)	Expense Limitation Agreement between Tree Ring Capital Management LLC and the Registrant, with respect to the Tree Ring Stock Fund was previously filed as an exhibit to the Registrant’s Registration Statement on March 24, 2016 with Post-Effective Amendment No. 7 and is incorporated by reference.

(vi)	Expense Limitation Agreement between Moerus Capital Management LLC and the Registrant, with respect to the Moerus Worldwide Value Fund was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(vii)	Expense Limitation Agreement between LGM Capital Management, LLC and the Registrant, with respect to the Low Beta Tactical 500 Fund was previously filed as an exhibit to the Registrant’s Registration Statement on March 28, 2017 with Post-Effective Amendment No. 52 and is incorporated by reference.

(viii)	Expense Limitation Agreement between Anchor Capital Management Group, Inc. and the Registrant, with respect to the Anchor Tactical Equity Strategies Fund, Anchor Tactical Municipal Strategies Fund, and Anchor Tactical Real Estate Fund was previously filed as an exhibit to the Registrant’s Registration Statement on August 31, 2016 with Post-Effective Amendment No. 16 and is incorporated by reference.

(ix)	Expense Limitation Agreement between Regents Park Funds, LLC and the Registrant, with respect to the Affinity Global Franchise Equity ETF and Anfield Capital Diversified Liquid Alternatives ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 6, 2016 with Post-Effective Amendment No. 21 and is incorporated by reference.

(x)	ETF Fund Services Agreement with Gemini Fund Services, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on October 6, 2016 with Post-Effective Amendment No. 21 and is incorporated by reference.

(xi)	Amended Expense Limitation between Anchor Capital Management Group, Inc. and the Registrant, with respect to the Anchor Tactical Credit Strategies Fund was previously filed as an exhibit to the Registrant’s Registration Statement on October 26, 2016 with Post-Effective Amendment No. 22 and is incorporated by reference.

(xii)	Amended and Restated Expense Limitation Agreement between FormulaFolio Investments, LLC and the Registrant, with respect to FormulaFolios Hedged Growth ETF, FormulaFolios Income ETF, FormulaFolios Smart Growth and FormulaFolios Tactical Growth to be filed by subsequent amendment.

(xiii)	Expense Limitation Agreement between Anchor Capital Management Group, Inc. and the Registrant with respect to Anchor Tactical Credit Strategies VP, Anchor Tactical Equity Strategies VP, Anchor Tactical Municipal Strategies VP and Anchor Tactical Real Estate VP was filed as an exhibit to the Registrant’s Registration Statement on December 29, 2016 with Post-Effective Amendment No. 31 and is incorporated by reference.

(xiv)	Amended Expense Limitation Agreement between CWM Advisors, LLC dba Inspire and the Registrant, with respect to the Inspire Global Hope Large Cap ETF, Inspire Small/Mid Cap Impact ETF, Inspire Corporate Bond Impact ETF and Inspire 100 ETF to be filed by subsequent amendment..

(xv)	Fund Services Agreement with Blue Sky Asset Management, LLC and the Registrant, with respect to the with respect to the QUANTX Risk Managed Growth ETF, QUANTX Risk Managed Multi-Asset Income ETF, QUANTX Risk Managed Real Return ETF, QUANTX Risk Managed Multi-Asset Total Return ETF and QUANTX Dynamic Beta US Equity ETF was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(xvi)	Expense Limitation Agreement between Main Management ETF Advisors, LLC and the Registrant with respect to the Main Sector Rotation ETF was previously filed as an exhibit to the Registrant’s Registration Statement on July 7, 2017 with Post-Effective Amendment No. 66 and is incorporated by reference.

(xvii)	Expense Limitation Agreement between IQ Capital Strategy, LLC and the Registrant, with respect to the IQ-Striquer Fund to be filed by subsequent amendment.

.

(xviii)	Expense Limitation Agreement between Sage Advisory Services LTD Co. and the Registrant, with respect to the Sage ESG Intermediate Credit Bonds ETF to be filed by subsequent amendment.

(xix)	Expense Limitation Agreement between Orange Investment Advisors and the Registrant, with respect to the Orange Structured Credit Value Fund to be filed by subsequent amendment.

(i) Legal Opinion.

(i)	Legal Opinion and Consent of Thompson Hine LLP to be filed by subsequent amendment.

(j) Other Opinions. None.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. None.

(m) Rule 12b-1 Plans.

(i)	Plan of Distribution Pursuant to Rule 12b-1 for Class A shares was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(a)	Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 for Class A shares was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference

(b)	Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 for Class A shares to add the IQ-Striquer Fund to be filed by subsequent amendment.

(ii)	Plan of Distribution Pursuant to Rule 12b-1 for Class C shares was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 in Post-Effective Amendment No. 4 and is incorporated by reference.

a)	Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 for Class C shares to be filed by subsequent amendment.

(iii)	Plan of Distribution Pursuant to Rule 12b-1 for Institutional Class shares was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(a)	Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 for Institutional Class Shares was previously filed as an exhibit to the Registrant’s Registration Statement on August 31, 2016 with Post-Effective Amendment No. 16 and is incorporated by reference.

(iv)	Plan of Distribution Pursuant to Rule 12b-1 for Class N Shares was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(vi)	Plan of Distribution Pursuant to Rule 12b-1 for Investor Class Shares was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(a)	Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 for Investor Class Shares was filed as an exhibit to the Registrant’s Registration Statement on March 24, 2017 with Post-Effective Amendment No. 51 and is incorporated by reference.

(vii)	Plan of Distribution Pursuant to Rule 12b-1 for Non-Designated Shares was previously filed as an exhibit to the Registrant’s Registration Statement on August 31, 2016 with Post-Effective Amendment No. 16 and is incorporated by reference.

(viii)	ETF Distribution Plan Pursuant to Rule 12b-1 was previously filed as an exhibit to the Registrant’s Registration Statement on July 7, 2017 with Post-Effective Amendment No. 66 and is incorporated by reference.

(a)	Amended Schedule A to ETF Distribution Plan to be filed by subsequent amendment.

(n)

(i)	Rule 18f-3 Plan was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 with Post-Effective Amendment No. 3 and is incorporated by reference.

(a)	Amended Appendix A to Rule 18f-3 Plan was previously filed as an exhibit to the Registrant’s Registration Statement on August 31, 2016 with Post-Effective Amendment No. 16 and is incorporated by reference.

(b)	Amended Appendix A to Rule 18f-3 Plan to include Low Beta Tactical 500 Fund was previously filed as an exhibit to the Registrant’s Registration Statement on March 28, 2017 with Post-Effective Amendment No. 52 and is incorporated by reference.

(c)	Amended Appendix A to Rule 18f-3 Plan to include IQ-Striquer Fund and Orange Structured Credit Value Fund to be filed by subsequent amendment.

(o) Reserved.

(p) Code of Ethics.

(i)	Code of Ethics for the Trust was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Code of Ethics for Anchor Capital Management Group, Inc. was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(iii)	Code of Ethics for Northern Lights Distributors was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(iv) Code of Ethics for Main Management Fund Advisors, LLC and Main Management ETF Advisors, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on July 7, 2017 with Post-Effective Amendment No. 66 and is incorporated by reference.

(v)	Code of Ethics for Measured Risk Portfolios, Inc. was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 in Post-Effective Amendment No. 4 and is incorporated by reference.

(vi)	Code of Ethics for Tree Ring Capital Management LLC was previously filed as an exhibit to the Registrant’s Registration Statement on March 24, 2016 with Post-Effective Amendment No. 7 and is incorporated by reference.

(vii)	Code of Ethics for Moerus Capital Management LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(viii)	Code of Ethics for LGM Capital Management, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on April 24, 2017 with Post-Effective Amendment No. 57 and is incorporated by reference.

(ix)	Code of Ethics for Blue Sky Asset Management, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(x)	Code of Ethics for Regents Park Funds, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 12, 2017 with Post-Effective Amendment No. 63 and is incorporated by reference.

(xi)	Code of Ethics for Affinity Investment Advisors, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 12, 2017 with Post-Effective Amendment No. 63 and is incorporated by reference.

(xii)	Code of Ethics for Anfield Capital Management, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 12, 2017 with Post-Effective Amendment No. 63 and is incorporated by reference.

(xiii)	Code of Ethics for FormuliaFolio Investments, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 5, 2017 with Post-Effective Amendment No. 21 and is incorporated by reference.

(xiv)	Code of Ethics for CWM Advisers, LLC dba Inspire was previously filed as an exhibit to the Registrant’s Registration Statement on February 10, 2017 with Post-Effective Amendment No. 44 and is incorporated by reference.

(xv)	Code of Ethics for IQ Capital Strategy, LLC is to be filed by amendment.

(xvi)	Code of Ethics for Sage Advisory Services LTD Co. is to be filed by amendment.

(xvii)	Code of Ethics for Orange Investment Advisors is to be filed by amendment.

(q) Powers of Attorney. Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Generally, certain of the agreements with the Trust, or related to the Trust, provide indemnification of the Trust’s Trustees, officers, the underwriter, and certain Trust affiliates.  Insurance carried by the Trust provides indemnification of the Trustees and officers.  The details of these sources of indemnification and insurance follow.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Underwriting Agreement between the Trust and Northern lights Distributors, LLC (“NLD”), the Trust agrees to indemnify, defend and hold NLD, its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus,  (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Trust’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, (iv) the Trust’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis, (v) the Trust’s failure to properly register Fund Shares under applicable state laws, or (vi) actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Trust.

Pursuant to the Underwriting Agreement, NLD agrees to indemnify, defend and hold the Trust, its several officers and Board members, and any person who controls the Trust within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust , its officers or Board members, or such controlling person results from such claims or demands: (i) arising out of or based upon any sales literature, advertisements, information, statements or representations made by NLD and unauthorized by the Trust or any Disqualifying Conduct in connection with the offering and sale of any Shares, or (ii) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by NLD to the Fund  specifically for use in the Trust’s  Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by NLD to the Trust  and required to be stated in such answers or necessary to make such information not misleading.

The Registrant maintains a mutual fund directors and officers liability policy. The policy, under certain circumstances, such as the inability of the Trust to indemnify Trustees and officers provides coverage to Trustees and officers.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or certain breaches of duty.

Generally, each management agreement or investment advisory agreement provides that neither the adviser nor any director, manager, officer or employee of the adviser performing services for the Trust at the direction or request of the adviser in connection with the adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the adviser or any sub-adviser retained by the adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the adviser against any liability to the Trust or its shareholders to which the adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the adviser's duties, or by reason of the adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.  Additionally, generally, each sub-advisory agreement provides that the subadviser shall indemnify the adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which the adviser, the Trust and/or the Fund and their respective affiliates and controlling persons may sustain as a result of the subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Generally, each sub-advisory agreement provides that adviser shall indemnify the subadviser, its affiliates and its controlling persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Item 31. Activities of Investment Advisor.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Anchor Capital Management Group, Inc., adviser to the Anchor Tactical Credit Strategies Fund, Anchor Tactical Equity Strategies Fund, Anchor Tactical Municipal Strategies Fund, Anchor Tactical Real Estate Fund, Anchor Tactical Equity Strategies VP, Anchor Tactical Municipal Strategies VP, Anchor Tactical Real Estate VP, and Anchor Tactical Credit Strategies VP -- File No. 801-19624

Main Management Fund Advisors, LLC, adviser to the Main BuyWrite Fund – File No. 801-106755

Main Management ETF Advisors, LLC, adviser to the Main Sector Rotation ETF – File No. 801-110799

Measured Risk Portfolios, Inc., adviser to the Measured Risk Strategy Fund – File No. 801-80124

Tree Ring Capital Management LLC, adviser to the Tree Ring Stock Fund – File No. 801-107217

Moerus Capital Management LLC, adviser to the Moerus Worldwide Value Fund – File No. 801-107225

LGM Capital Management, LLC adviser to the Low Beta Tactical 500 Fund – File No.801-108408.

Blue Sky Asset Management, LLC adviser to QUANTX Risk Managed Growth ETF, QUANTX Risk Managed Multi-Asset Income ETF, QUANTX Risk Managed Real Return ETF, QUANTX Risk Managed Multi-Asset Total Return ETF, QUANTX Dynamic Beta US Equity ETF- File No.801-78019.

Black Peak Capital, LLC, sub-adviser to Measured Risk Strategy Fund – File No. 801-108415.

Regents Park Funds, LLC adviser to Affinity Global Franchise ETF and Anfield Capital Diversified Liquid Alternatives ETF- File No. 801-108885.

Affinity Investments Advisors, LLC, sub-adviser to Affinity Global Franchise ETF-File No. 801-42015.

Anfield Capital Management, LLC sub-adviser to Anfield Capital Diversified Liquid Alternatives ETF- File No. 801-77714.

FormuliaFolio Investments, LLC adviser to FormulaFolios Hedged Growth ETF and FormulaFolios Income ETF 801-72780

CWM Advisers, LLC dba Inspire adviser to CWM Advisors, LLC dba Inspire adviser to Inspire Global Hope Large Cap ETF, Inspire Small/Mid Cap Impact ETF, Inspire Corporate Bond Impact ETF and Inspire 100 ETF File No. 801-108947.

IQ Capital Strategy, LLC File No. [to be provided by subsequent amendment].

Sage Advisory Services LTD Co, adviser to Sage ESG Corporate Bonds ETF 801-52937.

Orange Investment Advisors, File No. [to be provided by subsequent amendment].

Item 32. Principal Underwriter.

(a) Northern Lights Distributors, LLC, the principal underwriter to the Trust also acts as principal underwriter for the following investment companies:

AdvisorOne Funds, Arrow DWA Tactical ETF, Arrow ETF Trust, BlueArc Multi-Strategy Fund, Centerstone Investors Trust, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Mutual Fund Series Trust, Mutual Fund and Variable Insurance Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Equity Fund, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

Ceros Financial Services, Inc., 1445 Research Blvd., Suite 530, Rockville, MD 20850, also acts as the principal underwriter to Advisors Preferred Trust underwriter for certain series of the following investment companies: Northern Lights Fund Trust II and Advisors Preferred Trust.

Foreside Distribution Services, L.P. serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.       HSBC Funds (f/k/a HSBC Investor Funds)

2.       Leader Funds, a series of Northern Lights Fund Trust

3.       Princeton Long/Short Treasury Fund, Series of Northern Lights Fund Trust

6.       Miles Funds, Inc. (f/k/a WB Capital Mutual Funds, Inc.)

7. Moerus Worldwide Value Fund, a series of Northern Lights Fund Trust IV

(b) Northern Lights Distributors, LLC is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Northern Lights Distributors, LLC is 17605 Wright Street, Omaha, Nebraska 68130. To the best of Registrant’s knowledge, the following are the members and officers of Northern Lights Distributors, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Brian Nielsen	CEO and Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

Ceros Financial Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Ceros Financial Services, Inc. is 1445 Research Blvd., Suite 530, Rockville, MD 20850. To the best of Registrant's knowledge, the following are the officers of Ceros Financial Services, Inc.:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Dr. Franz Winklbauer	Chairman	None
M. Catherine Ayers-Rigsby	Chief Executive Officer, Director	None
Robert M. Fox	Chief Financial Officer, Chief Compliance Officer	None

Foreside Distribution Services, LP is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The following are the Officers of the distributor:

Name	Address	Position with Underwriter	Position with the Trust
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Treasurer	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Sub-Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

MUFG Union Bank, National Association, 400 California Street, San Francisco, California 94104 (“Union”), provides custodian services to the Anchor Tactical Credit Strategies Fund and the MainBuyWrite Fund.

The Huntington National Bank located at 7 Easton Oval EA4E70, Columbus, OH 43219, provides custodian services to the Measured Risk Strategy Fund and the Tree Ring Stock Fund.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to the Moerus Worldwide Value Fund.

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110 provides custodian services to the QUANTX Risk Managed Growth ETF, QUANTX Risk Managed Multi-Asset Income ETF, QUANTX Risk Managed Real Return ETF, QUANTX Risk Managed Multi-Asset Total Return ETF, QUANTX Dynamic Beta US Equity ETF, FormulaFolios Hedged Growth ETF and FormulaFolios Income ETF, Inspire Global Hope ETF, Inspire Small/Mid Cap Impact ETF and Inspire Corporate Bond Impact ETF.

Fifth Third Bank, N.A. (“5/3”), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 provides custodian services to IQ-Striquer Fund.

NLD, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter for all series of Northern Lights Fund Trust, except the Tree Ring Stock Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Ceros Financial Services, Inc., located at 1445 Research Boulevard, Suite 530 Rockville, MD 20850, serves as principal underwriter for the Tree Ring Stock Fund and maintains all records required to be maintained pursuant to the Fund’s Master Distribution and Shareholder Servicing Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hauppauge, State of New York, on the 7th day of September, 2017.

Northern Lights Fund Trust IV

By: _/s/ Wendy Wang_______________

Wendy Wang, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities indicated on September 8, 2017.

Name	Title
Joseph Breslin*	Trustee
Thomas Sarkany*	Trustee
Ira Rothblut*	Trustee
Charles Ranson*	Trustee
Wendy Wang*	President and Principal Executive Officer
Sam Singh*	Treasurer and Principal Financial Officer

*By: _/s/ Wendy Wang

Wendy Wang

Attorney-in-Fact